UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 21, 2020

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

901 East 6th Street Austin, Texas	78702
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(763) 954-5204

Registrant's Former Name or Address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REZI	New York Stock Exchange

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 21, 2020, Resideo Intermediate Holding Inc. (“Resideo Intermediate”), a wholly-owned subsidiary of Resideo Technologies, Inc. (the “Company” or “Resideo”), entered into a First Amendment to Indemnification and Reimbursement (the “Reimbursement Agreement Amendment” and the underlying Indemnification and Reimbursement Agreement being referred to herein as the “Reimbursement Agreement”), dated as of October 14, 2018 between Resideo Intermediate and Honeywell International Inc. (“Honeywell”).  Pursuant to the Reimbursement Agreement Amendment, certain covenants in Exhibit G of the Reimbursement Agreement were modified to conform, if applicable, to the amended covenants included in the First Amendment to Credit Agreement dated as of November 26, 2019, by and among the Company, certain subsidiaries thereof, the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement Amendment”).  The modified covenants include the leverage ratio, which, consistent with the Credit Agreement Amendment, increased the levels of the maximum consolidated total leverage ratio to not greater than 5.25 to 1.00 for the fiscal quarter ending December 31, 2019, with step-downs to 4.75 to 1.00 starting in the fiscal quarter ending December 31, 2020, 4.25 to 1.00 starting in the fiscal quarter ending December 31, 2021, and 3.75 to 1.00 starting in the fiscal quarter ending December 31, 2022.  In addition, under the Reimbursement Agreement Amendment, the parties agreed to defer until no later than July 30, 2020 the $35 million quarterly payment otherwise payable to Honeywell on April 30, 2020.

In addition, on April 21, 2020, Resideo and Honeywell entered into a First Amendment to Trademark License Agreement (the “Trademark License Amendment” and the underlying Trademark License Agreement being referred to herein as the “Trademark License Agreement”), dated as of October 19, 2018 between Resideo and Honeywell.  Pursuant to the Trademark License Amendment, the parties agreed to defer until no later than July 30, 2020 the approximately $7 million royalty payment otherwise payable to Honeywell within 60 days of the end of the quarter ended March 31, 2020.

The Reimbursement Agreement Amendment and the Trademark License Amendment each expressly reserves all rights of the parties thereto and their respective affiliates in respect of the Reimbursement Agreement, the Trademark License Agreement and each other contract or agreement between such parties or their affiliates (the “Other Agreements”), and provides that the execution of each such amendment does not constitute a waiver of any claims, rights, remedies, defenses, arguments, interpretations or obligations of such parties or their affiliates under or related to the Reimbursement Agreement, the Trademark License Agreement or any Other Agreement.

The foregoing descriptions of the Reimbursement Agreement Amendment and the Trademark License Amendment are qualified in their entirety by reference to the Reimbursement Agreement Amendment and Trademark License Amendment, copies of which are filed herewith as Exhibits 2.1 and 2.7, respectively, and incorporated herein by reference.

2.02 Results of Operations and Financial Condition.

On April 23, 2020, the Company issued a press release reporting, among other things, that it expects first quarter sales and adjusted EBITDA to generally be in line with the expectations communicated on its fourth quarter and full-year earnings call held on February 26, 2020.  The press release is furnished as Exhibit 99.1.

The information contained in Item 2.02 of this report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2020, the Company announced that, in response to the COVID-19 pandemic, its named executive officers will be taking a temporary reduction in base salary.

Item 8.01 Other Events

On April 23, 2020, Resideo issued a press release that, among other things, provided an update on actions the Company is taking to confront the COVID-19 pandemic (including cost reduction and cash flow management measures).  In the press release and in light of the rapidly evolving operating conditions related to the COVID-19 pandemic, the Company also announced the withdrawal of its 2020 guidance.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in Item 8.01 of this report shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	First Amendment to Indemnification and Reimbursement Agreement, dated as of April 21, 2020, between Resideo Intermediate Holding Inc. and Honeywell International Inc.

2.7	First Amendment to Trademark License Agreement, dated as of April 21, 2020, between Resideo Technologies, Inc. and Honeywell International Inc.

99.1	Press Release issued by Resideo Technologies, Inc. dated April 23, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDEO TECHNOLOGIES, INC.

By:	/s/ Jeannine J. Lane
Name:	Jeannine J. Lane
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: April 23, 2020